UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-16407	13-4151777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street
Warsaw, Indiana		46580
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (574) 373-3333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange
3.518% Notes due 2032	ZBH 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Zimmer Biomet Holdings, Inc. (the “Company”) held its annual meeting of shareholders on May 22, 2026. Shareholders took the following actions:

•
elected ten (10) directors for one-year terms ending at the 2027 annual meeting of shareholders (Proposal 1);
•
ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026 (Proposal 2);
•
approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (Proposal 3); and
•
rejected a shareholder proposal on Independent Board Chairman (Proposal 4).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Betsy J. Bernard	162,573,610	6,060,594	92,412	12,009,707
Michael J. Farrell	164,446,421	4,180,484	99,711	12,009,707
Robert A. Hagemann	162,498,257	6,126,364	101,995	12,009,707
Arthur J. Higgins	164,389,482	4,236,047	101,087	12,009,707
Maria Teresa Hilado	163,739,579	4,797,047	189,990	12,009,707
Syed Jafry	165,972,307	2,648,596	105,713	12,009,707
Sreelakshmi Kolli	166,889,697	1,734,443	102,476	12,009,707
Devdatt Kurdikar	160,889,975	7,634,226	202,415	12,009,707
Louis A. Shapiro	167,514,405	1,110,244	101,967	12,009,707
Ivan Tornos	162,652,958	5,540,638	533,020	12,009,707

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
172,738,361	7,887,786	110,176	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
160,066,066	8,386,847	273,703	12,009,707

Proposal 4 – Approval of Shareholder Proposal on Independent Board Chair

For	Against	Abstain	Broker Non-Votes
31,288,886	137,043,058	394,672	12,009,707

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

EXHIBIT INDEX
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2026

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, Chief Legal and Corporate Affairs Officer and Secretary